UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2025

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Officer

On January 3, 2025, Mr. Kwong Cho Ho (“Mr. Kwong”) was appointed as the Chief Financial Officer (“CFO”) of the Company (the “New Officer”).

Biographical information concerning the New Officer of the Company is provided below:

Kwong Cho Ho, age 38, had an extensive career at Deloitte & Touche (“Deloitte”) Hong Kong and London, a global consulting firm, from 2009 to 2021. At Deloitte, he was a Director of the Cross Broader M&A Advisory Group focused on the consumer business industry. Mr. Kwong is a qualified ICAEW Chartered Accountant. Mr. Kwong holds a degree in Accounting and Finance from the University of Manchester in England.

On January 3, 2025, the New Officer entered into an indemnity agreement with the Company (the “Indemnity Agreement”), in form substantially similar to the indemnity agreements entered into by the other officers and directors in connection with the Company’s initial public offering. Other than the Indemnity Agreements, the New Officer is not party to or participate in any material plan, contract or arrangement (whether or not written) of the Company. There are no family relationships between the New Officer and any director or executive officer of the Company. Furthermore, the New Officer is not party to any arrangement or understanding with any person pursuant to which he was appointed as an officer, nor is he party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing description of the Indemnity Agreement is not complete and is qualified in its entirety by reference to the text of the Indemnity Agreement, which is filed hereto as Exhibit 10.4 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: January 3, 2025	By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer